CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands	3 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Revenues:
Car rental	$ 1,478,938	$ 1,396,571
Equipment rental	268,086	236,971
Other	32,979	27,346
Total revenues	1,780,003	1,660,888
Expenses:
Direct operating	1,073,665	1,012,999
Depreciation of revenue earning equipment and lease charges	436,089	459,173
Selling, general and administrative	182,190	167,717
Interest expense	184,761	169,589
Interest income	(1,855)	(2,278)
Other (income) expense, net	51,876
Total expenses	1,926,726	1,807,200
Income (loss) before income taxes	(146,723)	(146,312)
(Provision) benefit for taxes on income	27,429	14,213
Net loss	(119,294)	(132,099)
Less: Net income attributable to noncontrolling interest	(3,673)	(3,578)
Net loss attributable to The Hertz Corporation and Subsidiaries' common stockholder	$ (122,967)	$ (135,677)